2024 First Quarter Earnings Call April 25, 2024 Supplemental information

Encompass Health 2 The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Encompass Health’s current outlook, views and plans with respect to future events, including the business outlook, guidance and growth targets, value drivers, labor availability and costs, legislative and regulatory developments, strategy, capital expenditures, acquisition and other development activities, such as the de novo pipeline, costs, growth and timelines, operational initiatives, dividend strategies, leverage, repurchases of securities, effective tax rates, financial performance, financial assumptions and considerations, balance sheet and cash flow plans, market share capture, and addressable market size. These estimates, projections and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. Encompass Health undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the earnings release attached as Exhibit 99.1 to the Company’s Form 8-K dated April 24, 2024 (the “Q1 Earnings Release Form 8-K”), the Form 10-K for the year ended December 31, 2023, the Form 10-Q for the quarter ended March 31, 2024, when filed, and in other documents Encompass Health previously filed with the SEC, many of which are beyond Encompass Health’s control, that may cause actual events or results to differ materially from the views, beliefs and estimates expressed herein. Note regarding presentation of non-GAAP financial measures The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, leverage ratios, adjusted earnings per share, and adjusted free cash flow. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. The Q1 Earnings Release Form 8-K provides further explanation and disclosure regarding Encompass Health’s use of non-GAAP financial measures and should be read in conjunction with this supplemental information. Forward-looking statements

Encompass Health 3 Q1 2024 Financial summary ............................................................................................................................................. 4 Key takeaways ...................................................................................................................................................................... 5 Revenue ................................................................................................................................................................................. 6 Adjusted EBITDA .................................................................................................................................................................. 7 Earnings per share ............................................................................................................................................................... 8-9 Adjusted free cash flow ..................................................................................................................................................... 10 2024 Guidance and guidance considerations ............................................................................................................... 11-12 Adjusted free cash flow assumptions ............................................................................................................................. 13 Uses of free cash flow ........................................................................................................................................................ 14 Appendix Map of locations ................................................................................................................................................................... 16 Growth targets, fundamentals and value drivers ........................................................................................................ 17 De novo activity ................................................................................................................................................................... 18 Debt maturity profile and schedule ................................................................................................................................ 19-20 New-store/same-store growth .......................................................................................................................................... 21 Payment sources .................................................................................................................................................................. 22 Operational metrics ............................................................................................................................................................ 23 Share information ................................................................................................................................................................ 24 Reconciliations to GAAP ..................................................................................................................................................... 25-30 End notes ............................................................................................................................................................................... 31-32 Table of contents

Encompass Health 4 Q1 2024 Financial summary Q1 ($ in millions, except per share data) 2024 2023% △ Encompass Health Net operating revenue $ 1,316.0 $ 1,160.4 13.4 % Adjusted EBITDA $ 273.0 $ 229.0 19.2 % Adjusted EPS $ 1.12 $ 0.88 27.3 % Adjusted free cash flow $ 167.6 $ 158.7 5.6 % Reconciliations to GAAP provided on pages 25-30.

Encompass Health 5 Q1 2024 Key takeaways u Revenue Ÿ Net operating revenue growth of 13.4% ü Discharge growth of 10.0% (6.7% same store) u Adjusted EBITDA Ÿ Adjusted EBITDA growth of 19.2% u Balance sheet Ÿ Net leverage of 2.5x u Capacity additions Ÿ Added 51 beds to existing hospitals u Shareholder distributions Ÿ Paid a $0.15 per share quarterly cash dividend in January 2024 Ÿ Declared a $0.15 per share quarterly cash dividend in February 2024 (paid in April 2024) Reconciliations to GAAP provided on pages 25-30.

Encompass Health 6 Revenue Q1 Q1 % Change* ($ in millions) 2024 2023 Net operating revenue: Inpatient $ 1,282.7 $ 1,134.2 13.1% Outpatient and other 33.3 26.2 27.1% Total revenue $ 1,316.0 $ 1,160.4 13.4% (Actual Amounts) Discharges 61,111 55,557 10.0% New-store discharge growth 3.3% Same-store discharge growth 6.7% Net patient revenue per discharge $ 20,990 $ 20,415 2.8% Revenue reserves related to bad debt as a percent of revenue 2.2% 2.4% (20) bps u Outpatient and other revenue includes a $6.9 million increase in provider tax revenues (primarily based on payments related to prior periods). *Except for Revenue reserves related to bad debt as a percent of revenue, which is increase (decrease) Refer to pages 31-32 for end notes.

Encompass Health 7 Adjusted EBITDA(1) Q1 % of Revenue Q1 % of Revenue($ in millions) 2024 2023 Net operating revenue $ 1,316.0 $ 1,160.4 Operating expenses: Salaries and benefits (711.6) 54.1% (629.0) 54.2 % Other operating expenses(a) (190.2) 14.5% (177.2) 15.3 % Supplies (58.5) 4.4% (53.8) 4.6 % Occupancy costs (14.0) 1.1% (13.8) 1.2 % Hospital operating expenses (262.7) 20.0% (244.8) 21.1 % General and administrative expenses(b) (38.9) 3.0% (34.2) 2.9 % Other income(c) 3.1 1.8 Equity in nonconsolidated affiliates 0.7 0.4 Noncontrolling interests in continuing operations(d) (33.6) (25.6) Adjusted EBITDA $ 273.0 $ 229.0 Percent change 19.2 % Q1 Q1 ($ in millions) 2024 2023 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss on disposal or impairment of assets(2) $ 13.7 $ 0.7 (b) Stock-based compensation and the change in fair market value of the non- qualified deferred comp plan $ 11.3 $ 9.2 (c) Change in fair market value of equity securities and the non-qualified deferred comp plan $ (2.3) $ (1.8) (d) Asset impairment impact on noncontrolling interests(2) $ (7.3) $ — u Other operating expenses as a percent of revenue decreased 80 basis points primarily due to the favorable impact from the implementation of on-site dialysis and efficiencies in recruiting. Reconciliations to GAAP provided on pages 25-30. Refer to pages 31-32 for end notes.

Encompass Health 8 Earnings per share - as reported Q1 ($ in millions, except per share data) 2024 2023 Adjusted EBITDA $ 273.0 $ 229.0 Depreciation and amortization (70.3) (63.9) Interest expense and amortization of debt discounts and fees (35.2) (36.4) Stock-based compensation (9.3) (7.9) Loss on disposal or impairment of assets (13.7) (0.7) 144.5 120.1 Items not indicative of ongoing operating performance: Change in fair market value of equity securities 0.3 0.5 Asset impairment impact on noncontrolling interests(2) 7.3 — Pre-tax income 152.1 120.6 Income tax expense (38.3) (31.9) Income from continuing operations* $ 113.8 $ 88.7 Diluted shares (see page 24) 102.2 100.9 Diluted earnings per share* $ 1.11 $ 0.88 * Earnings per share are determined using income from continuing operations attributable to Encompass Health. Reconciliations to GAAP provided on pages 25-30. Refer to pages 31-32 for end notes.

Encompass Health 9 Adjusted earnings per share(4) Refer to pages 31-32 for end notes. Q1 2024 2023 Diluted earnings per share, as reported $ 1.11 $ 0.88 Adjustments, net of tax: Asset impairment impact(2) 0.02 — Income tax adjustments (0.01) — Adjusted earnings per share* $ 1.12 $ 0.88 u Adjusted earnings per share removes from GAAP earnings per share the impact of items the Company believes are not indicative of its ongoing operating performance. u Asset impairment related to the closure of Rehabilitation Hospital of Western Wisconsin (Eau Claire). * Adjusted EPS may not sum due to rounding. See complete calculations of adjusted earnings per share on pages 28-30.

Encompass Health 10 $158.7 $44.0 $(28.7) $1.3 $(6.8) $(0.9) $167.6 Adjusted free cash flow 3 mos. 2023 Adjusted EBITDA Working capital and other Cash interest payments Cash tax payments, net of refunds Maintenance capital expenditures Adjusted free cash flow 3 mos. 2024 Q1 2024 Adjusted free cash flow(5) Reconciliations to GAAP provided on pages 25-30. Refer to pages 31-32 for end notes. ($ in millions)

Encompass Health 11 2024 Guidance - Updated as of April 24, 2024 Previous 2024 Guidance Updated 2024 Guidance ($ in millions, except per share data) Net Operating Revenue $5,200 to $5,300 $5,250 to $5,325 Adjusted EBITDA(1) $1,015 to $1,055 $1,030 to $1,065 Adjusted earnings per share from continuing operations attributable to Encompass Health(4) $3.77 to $4.06 $3.86 to $4.11 Refer to pages 31-32 for end notes.

Encompass Health 12 2024 Guidance considerations u Pricing Ÿ Medicare pricing increase of 3.3% for Q1 through Q3 and an estimated 3.0% for Q4 Ÿ Managed Care pricing increase of 2% to 3% Ÿ Bad debt reserves of 2.0% to 2.4% of net operating revenue u Labor Ÿ SWB per FTE (including contract labor, sign-on and shift bonuses) increase of 4% to 5% u Capacity additions Ÿ 6 de novos with 280 beds ü De novo net pre-opening and ramp-up costs of $15 million to $18 million (inclusive of costs associated with 2025 de novos incurred in 2024) Ÿ Approximately 150 beds to existing hospitals ü Inclusive of a 40-bed freestanding satellite hospital u Corporate Ÿ Tax rate of approximately 26% Ÿ Diluted share count of approximately 102 million shares

Encompass Health 13 Adjusted free cash flow(5) assumptions Certain cash flow items ($ in millions) 3 Months  2024 Actuals 2023 Actuals 2024 Assumptions Cash interest payments (net of amortization of debt discounts and fees) $32.8 $134.0 $130 to $140 Cash payments for income taxes, net of refunds $6.6 $106.6 $150 to $170 Working capital and other $27.3 $(12.1) $30 to $50 Maintenance CAPEX $38.7 $216.9 $185 to $195 Adjusted free cash flow $167.6 $525.7 $475 to $570 Increased cash taxes due to higher net income and phase-out of bonus depreciation; 2023 cash taxes benefited from $11 million overpayment in 2022 applied to 2023 Increased working capital due to growth in accounts receivable and the timing of payroll and payroll tax liabilities Investment in new equipment, renovations/improvements, and ongoing maintenance of existing hospitals Reconciliations to GAAP provided on pages 25-30. Refer to pages 31-32 for end notes.

Encompass Health 14 Uses of free cash flow ($ in millions) 3 Months 2024 Actuals 2023 Actuals 2024 Assumptions Growth in core business IRF bed expansions $19.9 $41.8 $105 to $115 New IRFs - De novos 80.8 321.6 290 to 300 - Replacement IRFs and other(6) — 24.2 — $100.7 $387.6 $395 to $415 Debt reduction Debt redemptions (borrowings), net $4.4 $54.4 TBD Shareholder distributions Cash dividends on common stock $15.9 $60.4 TBD Common stock repurchases $— $— TBD Ÿ ~$198 million remaining under current authorization as of March 31, 2024(7) Refer to pages 31-32 for end notes.

Appendix

Encompass Health 16 ~38,500 employees Rehabilitation hospitals “IRFs” IRFs under development* * IRFs under development - previously announced under development as of April 24, 2024 † Based on 2023 and 2022 data Encompass Health Largest owner and operator of rehabilitation hospitals Company profile as of 03/31/24 160 Rehabilitation hospitals “IRFs” 62 are joint ventures 20 37 IRFs under development* States and Puerto Rico 25% of Licensed beds † 34% of Medicare patients served † Key statistics trailing four quarters ~235,000 patient discharges ~$5.0 Billion in revenue

Encompass Health 17 Growth targets, fundamentals and value drivers u 2023 - 2027 Growth targets Ÿ 6 to 10 de novos per year Ÿ 80 to 120 bed additions per year Ÿ 6% to 8% discharge CAGR u Large, under penetrated, and growing inpatient rehabilitation market Ÿ Large addressable market indicated by low conversion rate of presumptively eligible inpatient rehabilitation patients Ÿ Favorable demographics driving increased demand for rehabilitation services Ÿ Unparalleled clinical expertise for treating inpatient rehabilitation conditions with consistent delivery of high-quality, cost-effective care Ÿ De novo and bed addition strategy delivers attractive financial returns Ÿ Cash flow and capital availability to fund capacity additions Ÿ Fragmented sector presents unit acquisition and joint venture opportunities Ÿ Significant barriers to entry and economies of scale Ÿ Resilient business model with focus on non-discretionary conditions occurring predominantly in an aging population u Shareholder distributions Ÿ Cash dividend (currently $0.15 per share per quarter) Ÿ Approximately $198 million remaining under current stock repurchase authorization

Encompass Health 18 Inpatient Rehabilitation Hospitals opened or under development Joint venture # of new beds 2024 2025 2026 De novo projects* 1 Kissimmee, FL 50 — — 2 Atlanta, GA ü 40 — — 3 Johnston, RI 50 — — 4 Fort Mill, SC 39 — — 5 Louisville, KY ü 40 — — 6 Houston, TX 61 — — 7 Daytona Beach, FL — 50 — 8 Fort Myers, FL ü — 60 — 9 Lake Worth, FL — 50 — 10 Concordville, PA — 50 — 11 Norristown, PA — 50 — 12 Wildwood, FL (in The Villages, FL) — 50 — 13 Athens, GA ü — 40 — 14 St. Petersburg, FL — 50 — 15 Palm Beach Gardens, FL — — 50 16 Amarillo, TX — — 50 17 Danbury, CT — — 40 18 Avondale, AZ — — 60 19 Loganville, GA ü — — 40 20 San Antonio, TX — — 50 Bed expansions, net* ~150 † ~80 ~80 *All dates are tentative and subject to change 430 480 370 † Inclusive of 40-bed freestanding satellite hospital De novo activity 1Q 2024 De novo activity highlights u Announced de novo # of beds JV Ÿ Avondale, AZ 60 Ÿ Loganville, GA 40 ü IRF development projects announced and underway 20

Encompass Health 19 2023 2024 2025 2026 2027 2028 2029 2030 2031 * This chart does not include ~$335 of finance lease obligations or ~$65 of other notes payable. See the debt schedule on page 20. Debt maturity profile - face value $350 Senior Notes 5.75% ($ in millions) Revolver capacity $800 Senior Notes 4.75% $800 Senior Notes 4.5% Revolver As of March 31, 2024* $964 Available $— Drawn + $36 reserved for LCs Callable at par Callable beginning February 2025Callable at 101.125 $400 Senior Notes 4.625% Callable beginning April 2026

Encompass Health 20 Debt schedule Change in March 31, December 31, Debt vs. ($ in millions) 2024 2023 YE 2023 Advances under $1 billion revolving credit facility $ — $ — $ — Bonds Payable: 5.75% Senior Notes due 2025 348.7 348.5 0.2 4.50% Senior Notes due 2028 785.9 785.0 0.9 4.75% Senior Notes due 2030 782.2 781.5 0.7 4.625% Senior Notes due 2031 391.8 391.5 0.3 Other notes payable 64.8 66.0 (1.2) Finance lease obligations 334.8 340.1 (5.3) Long-term debt $ 2,708.2 $ 2,712.6 $ (4.4) Debt to Adjusted EBITDA 2.7 x 2.8 x Leverage net of cash and cash equivalents 2.5 x 2.7 x Reconciliations to GAAP provided on pages 25-30. The leverage ratio for 1Q24 stated in terms of the most comparable GAAP measurement would be Debt to Net cash provided by operating activities: 3.1x The leverage ratio for 2023 stated in terms of the most comparable GAAP measurement would be Debt to Net cash provided by operating activities: 3.2x

Encompass Health 21 0.0% 5.0% 10.0% 15.0% 20.0% * Includes inpatient rehabilitation hospitals classified as same store during each period New-store/same-store growth North Tampa, FL (50 beds) Cumming, GA (50 beds) Shreveport, LA (40 beds) Waco, TX (40 beds) Greenville, SC (40 beds) Pensacola, FL (40 beds) Discharges Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 New store 1.8% 2.0% 3.6% 3.8% 3.3% 3.4% 3.1% 3.5% 3.6% 3.0% 3.0% 3.3% Same store* 16.9% 6.7% 6.0% 3.8% 1.6% 4.1% 4.2% 5.9% 6.2% 4.3% 5.3% 6.7% Total by quarter 18.7% 8.7% 9.6% 7.6% 4.9% 7.5% 7.3% 9.4% 9.8% 7.3% 8.3% 10.0% Total by year 8.7% 6.8% 8.7% Same store by year* 6.2% 3.1% 4.8% Shiloh, IL (40 beds) St. Augustine, FL (40 beds) Libertyville, IL (60 beds) Henry County, GA (50 beds) Moline, IL (40 beds) Naples, FL (50 beds) Grand Forks, ND (40 beds) Lakeland, FL (50 beds) Cape Coral, FL (40 beds) Jacksonville, FL (50 beds) Knoxville, TN (73 beds) Eau Claire, WI (36 beds) Owasso, OK (40 beds) Clermont, FL (50 beds) Bowie, MD (60 beds) Columbus, GA (40 beds) Prosper, TX (40 beds) Fitchburg, WI (56 beds)

Encompass Health 22 Payment sources (percent of revenues) Q1 Full Year 2024 2023 2023 Medicare 64.9% 65.3% 65.0 % Medicare Advantage 17.0% 16.0% 16.2 % Managed care 10.9% 11.0% 11.1 % Medicaid 3.4% 4.1% 4.0 % Other third-party payors 0.7% 0.9% 0.9 % Workers’ compensation 0.5% 0.5% 0.5 % Patients 0.3% 0.2% 0.3 % Other income 2.3% 2.0% 2.0 % Total 100.0% 100.0% 100.0%

Encompass Health 23 Operational metrics Q1 Q4 Q3 Q2 Q1 Full Year 2024 2023 2023 2023 2023 2023 Net patient revenue-inpatient $ 1,282.7 $ 1,216.8 $ 1,180.5 $ 1,162.3 $ 1,134.2 $ 4,693.8 Net patient revenue-outpatient and other revenues 33.3 30.0 26.4 24.8 26.2 107.4 Net operating revenues $ 1,316.0 $ 1,246.8 $ 1,206.9 $ 1,187.1 $ 1,160.4 $ 4,801.2 Discharges(8) 61,111 59,247 57,665 57,011 55,557 229,480 Net patient revenue per discharge $ 20,990 $ 20,538 $ 20,472 $ 20,387 $ 20,415 $ 20,454 Outpatient visits 29,744 29,627 28,604 30,752 31,852 120,835 Average length of stay 12.3 12.3 12.4 12.3 12.5 12.4 Occupancy % 76.7% 73.4% 72.8% 72.4% 73.4% 72.1% # of licensed beds 10,781 10,778 10,677 10,611 10,510 10,778 Occupied beds 8,269 7,911 7,773 7,682 7,714 7,771 Full-time equivalents (FTEs) - internal 27,209 26,713 26,112 25,453 25,122 25,850 Contract labor FTEs 434 378 388 476 459 425 Total FTEs(9) 27,643 27,091 26,500 25,929 25,581 26,275 EPOB(10) 3.34 3.42 3.41 3.38 3.32 3.38 Refer to pages 31-32 for end notes.

Encompass Health 24 Share information Weighted Average for the Period Q1 Full Year (in millions) 2024 2023 2023 2022 2021 Basic shares outstanding 99.8 99.4 99.5 99.2 99.0 Restricted stock awards, dilutive stock options, and restricted stock units 2.4 1.5 1.8 1.2 1.2 Diluted shares outstanding 102.2 100.9 101.3 100.4 100.2 End of Period Q1 Full Year (in millions) 2024 2023 2023 2022 2021 Basic shares outstanding 100.7 100.2 100.3 99.8 99.5

Encompass Health 25 Net cash provided by operating activities reconciled to Adjusted EBITDA(1) Q1 Full Year ($ in millions) 2024 2023 2023 Net cash provided by operating activities $ 238.8 $ 227.9 $ 850.8 Interest expense and amortization of debt discounts and fees 35.2 36.4 143.5 Gain on sale of investments, excluding impairments 1.3 1.7 4.6 Equity in net income of nonconsolidated affiliates 0.7 0.4 3.2 Net income attributable to noncontrolling interests in continuing operations (26.3) (25.6) (111.0) Amortization of debt-related items (2.4) (2.3) (9.5) Distributions from nonconsolidated affiliates (0.8) (0.1) (1.6) Current portion of income tax expense 31.8 27.9 128.3 Change in assets and liabilities 1.6 (37.9) (50.3) Cash used in operating activities of discontinued operations 0.7 1.3 16.0 State regulatory change impact on noncontrolling interests(3) — — (2.2) Asset impairment impact on noncontrolling interests(2) (7.3) — — Change in fair market value of equity securities (0.3) (0.5) (0.7) Other — (0.2) — Adjusted EBITDA $ 273.0 $ 229.0 $ 971.1 Refer to pages 31-32 for end notes.

Encompass Health 26 Reconciliation of net income to Adjusted EBITDA(1) Q1 Full Year ($ in millions) 2024 2023 2023 Net income $ 138.8 $ 113.3 $ 463.0 Loss from discontinued operations, net of tax, attributable to Encompass Health 1.3 1.0 12.0 Net income attributable to noncontrolling interests included in continuing operations (26.3) (25.6) (111.0) Provision for income tax expense 38.3 31.9 132.2 Interest expense and amortization of debt discounts and fees 35.2 36.4 143.5 Depreciation and amortization(3) 70.3 63.9 273.9 Loss on disposal or impairment of assets 13.7 0.7 9.8 Stock-based compensation 9.3 7.9 50.6 State regulatory change impact on noncontrolling interests(3) — — (2.2) Change in fair market value of equity securities (0.3) (0.5) (0.7) Asset impairment impact on noncontrolling interests(2) (7.3) — — Adjusted EBITDA $ 273.0 $ 229.0 $ 971.1 Refer to pages 31-32 for end notes.

Encompass Health 27 Reconciliation of net cash provided by operating activities to adjusted free cash flow(5) Q1 Full Year ($ in millions) 2024 2023 2023 Net cash provided by operating activities $ 238.8 $ 227.9 $ 850.8 Impact of discontinued operations 0.7 1.3 16.0 Net cash provided by operating activities of continuing operations 239.5 229.2 866.8 Capital expenditures for maintenance (38.7) (37.8) (216.9) Distributions paid to noncontrolling interests of consolidated affiliates (24.7) (31.8) (114.7) Items not indicative of ongoing operating performance: Transaction costs and related liabilities (8.5) (0.9) (9.5) Adjusted free cash flow $ 167.6 $ 158.7 $ 525.7 Cash dividends on common stock $ 15.9 $ 15.6 $ 60.4 Refer to pages 31-32 for end notes.

Encompass Health 28 Adjusted EPS(4) - Q1 2024 For the Three Months Ended March 31, 2024 Adjustments As Reported Asset Impairment Impact Income Tax Adjustments Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 273.0 $ — $ — $ — $ 273.0 Depreciation and amortization (70.3) — — — (70.3) Interest expense and amortization of debt discounts and fees (35.2) — — — (35.2) Stock-based compensation (9.3) — — — (9.3) Loss on disposal or impairment of assets(2) (13.7) 10.4 — — (3.3) Change in fair market value of equity securities 0.3 — — (0.3) — Asset impairment impact on noncontrolling interests(2) 7.3 (7.3) — — — Income from continuing operations before income tax expense 152.1 3.1 — (0.3) 154.9 Provision for income tax expense (38.3) (1.3) (0.6) 0.1 (40.1) Income from continuing operations attributable to Encompass Health $ 113.8 $ 1.8 $ (0.6) $ (0.2) $ 114.8 Diluted earnings per share from continuing operations* $ 1.11 $ 0.02 $ (0.01) $ — $ 1.12 Diluted shares used in calculation 102.2 * Adjusted EPS may not sum across due to rounding. Refer to pages 31-32 for end notes.

Encompass Health 29 For the Three Months Ended March 31, 2023 Adjustments As Reported Income Tax Adjustments Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 229.0 $ — $ — $ 229.0 Depreciation and amortization (63.9) — — (63.9) Interest expense and amortization of debt discounts and fees (36.4) — — (36.4) Stock-based compensation (7.9) — — (7.9) Loss on disposal or impairment of assets (0.7) — — (0.7) Change in fair market value of equity securities 0.5 — (0.5) — Income from continuing operations before income tax expense 120.6 — (0.5) 120.1 Provision for income tax expense (31.9) 0.3 0.1 (31.5) Income from continuing operations attributable to Encompass Health $ 88.7 $ 0.3 $ (0.4) $ 88.6 Diluted earnings per share from continuing operations* $ 0.88 $ — $ — $ 0.88 Diluted shares used in calculation 100.9 Adjusted EPS(4) - Q1 2023 * Adjusted EPS may not sum across due to rounding. Refer to pages 31-32 for end notes.

Encompass Health 30 Adjusted EPS(4) - 2023 For the Year Ended December 31, 2023 Adjustments As Reported State Regulatory Change Impact Income Tax Adjustments Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 971.1 $ — $ — $ — $ 971.1 Depreciation and amortization(3) (273.9) 6.1 — — (267.8) Interest expense and amortization of debt discounts and fees (143.5) — — — (143.5) Stock-based compensation (50.6) — — — (50.6) Loss on disposal or impairment of assets (9.8) — — — (9.8) State regulatory change impact on noncontrolling interests(3) 2.2 (2.2) — — — Change in fair market value of equity securities 0.7 — — (0.7) — Income from continuing operations before income tax expense 496.2 3.9 — (0.7) 499.4 Provision for income tax expense (132.2) (1.0) 2.8 0.2 (130.2) Income from continuing operations attributable to Encompass Health $ 364.0 $ 2.9 $ 2.8 $ (0.5) $ 369.2 Diluted earnings per share from continuing operations* $ 3.59 $ 0.03 $ 0.03 $ — $ 3.64 Diluted shares used in calculation 101.3 * Adjusted EPS may not sum across due to rounding. Refer to pages 31-32 for end notes.

Encompass Health 31 End notes Reconciliations to GAAP provided on pages 25-30. (1) Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-GAAP measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future the Company may incur expenses similar to the adjustments set forth. (2) In January 2024, we received notice that our joint venture partner, Hospital Sisters Health System, intended to close its acute-care hospital, Sacred Heart Hospital in Eau Claire, WI, in which our joint venture inpatient rehabilitation hospital is located. We closed that joint venture hospital in February 2024 and incurred a one-time impairment charge of $10.4 million. The impact to net income attributable to Encompass Health during the three months ended March 31, 2024 resulting from the impairment was $1.8 million after reductions for net income attributable to noncontrolling interests of $7.3 million and the provision for income tax expense of $1.3 million. (3) In May of 2023, the governor of South Carolina signed into law S.164, which repealed the requirement of certain healthcare providers to obtain and/or maintain a certificate of need (“CON”). As a results of this repeal, in Q2 2023 we accelerated amortization of approximately $6 million in remaining carrying value of our South Carolina CON assets, increasing depreciation and amortization expense by approximately $6 million and reducing noncontrolling interest in continuing operations by approximately $2 million (related to our joint venture partner’s share of income at one impacted location). The impact of these adjustments have been excluded from the calculation of Adjusted EBITDA and adjusted earnings per share in the second quarter of 2023 given the non- recurring nature of the CON repeal (Florida is the only other state in recent history to repeal its CON law) is not indicative of ongoing operating performance. (4) The Company is providing adjusted earnings per share from continuing operations attributable to Encompass Health (“adjusted earnings per share”), which is a non-GAAP measure. The Company believes the presentation of adjusted earnings per share provides useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods given that it excludes the impact of government, class action, and related settlements, professional fees - accounting, tax, and legal, mark-to-market adjustments for stock appreciation rights, gains or losses related to hedging and equity instruments, loss on early extinguishment of debt, adjustments to its income tax provision (such as valuation allowance adjustments, settlements of income tax claims and windfall tax benefits), items related to corporate and facility restructurings, and certain other items deemed to be non-indicative of ongoing operating performance. It is reasonable to expect that one or more of these excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period and may not directly relate to the Company's ongoing operating performance. Accordingly, they can complicate comparisons of the Company's results of operations across periods and comparisons of the Company's results to those of other healthcare companies. Adjusted earnings per share should not be considered as a measure of financial performance under generally accepted accounting principles in the United States as the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per share is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies.

Encompass Health 32 End notes (continued) (5) The definition of adjusted free cash flow, which is a non-GAAP measure, is net cash provided by operating activities of continuing operations minus capital expenditures for maintenance, distributions to noncontrolling interests, and certain items deemed to be non-indicative of ongoing operating performance. Common stock dividends are not included in the calculation of adjusted free cash flow. Because this measure is not determined in accordance with GAAP and is susceptible to varying calculations, it may not be comparable to other similarly titled measures presented by other companies. (6) In September 2023, we purchased our Treasure Coast hospital (Vero Beach, Florida) real estate from Ocean Health Associates, LTD. (“Ocean Health”) for $21.4 million. Prior to the purchase, we leased the real estate from Ocean Health. The $21.4 million payment is included in Principal payments under finance lease obligations on the consolidated statement of cash flows for the twelve months ended December 31, 2023. (7) On Oct. 28, 2013, the Company announced its board of directors authorized the repurchase of up to $200 million of its common stock. On Feb. 14, 2014, the Company's board approved an increase in this common stock repurchase authorization from $200 million to $250 million. As of June 30, 2018, the remaining repurchase authorization was approximately $58 million. On July 24, 2018, the Company's board approved resetting the aggregate common stock repurchase authorization to $250 million. As of March 31, 2024, the remaining repurchase authorization was approximately $198 million. (8) Represents discharges from 160 consolidated hospitals in Q1 2024; 161 consolidated hospitals in Q4 2023; 159 consolidated hospitals in Q3 2023; 158 consolidated hospitals in Q2 2023; and 156 consolidated hospitals in Q1 2023. (9) Total full-time equivalents included in the table represent Encompass Health employees who participate in or support the operations of our hospitals and include full-time equivalents related to contract labor. (10) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of total full-time equivalents, including full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. Reconciliations to GAAP provided on pages 25-30.